Capital Management	12 Months Ended
Mar. 31, 2018
Disclosure of objectives, policies and processes for managing capital [abstract]
Disclosure of objectives, policies and processes for managing capital [text block]
39.	Capital Management

The Group's capital comprises equity share capital, share premium, and other equity attributable to equity holders. The primary objective of Group's capital management is to maximise shareholders value. The Group manages its capital and makes adjustment to it in light of the changes in economic and market conditions. The Group does so by adjusting dividend paid to shareholders. The total capital as on March 31, 2018 is ₹ 9,004,953 (Previous Year: ₹ 8,264,419). No changes were made in the objectives, policies or processes for managing capital of the Group during the current and previous year.